                                                                    Exhibit 25.2
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1


                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                   of a Trustee Pursuant to Section 305(b)(2)

                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)

Massachusetts                                                04-1867445
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip Code)

   Maureen Scannell Bateman, Esq. Executive Vice President and General Counsel
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253

            (Name, address and telephone number of agent for service)


                     FRESENIUS MEDICAL CARE CAPITAL TRUST V
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     TO BE APPLIED FOR
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                    C/O FRESENIUS MEDICAL CARE HOLDINGS, INC.
                                95 HAYDEN AVENUE

                          LEXINGTON, MASSACHUSETTS 02173
               (Address of principal executive offices) (Zip Code)


                     7 3/8% EURO Trust Preferred Securities
                         (Title of indenture securities)

                                     GENERAL

ITEM 1.     GENERAL INFORMATION.

            FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

            (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT.

                        Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                        Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

            (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. Trustee is authorized to exercise corporate trust powers.

ITEM 2.     AFFILIATIONS WITH OBLIGOR.

            IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                        The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                        (See note on page 2.)

ITEM 3.     THROUGH ITEM 15.            NOT APPLICABLE.

ITEM 16.    LIST OF EXHIBITS.

            LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

            1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

            A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

            2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

            A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

            3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR
                        (2), ABOVE.

            A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

            4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

            A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

            5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

                        Not applicable.

            6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY SECTION 321(b) OF THE ACT.

            The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

            7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

            A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.


                                      NOTES

            In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

            The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford and the State of Connecticut, on the 1st of August 2001.

                                            STATE STREET BANK AND TRUST COMPANY


                                            By:  /s/ Elizabeth C. Hammer
                                                -----------------------
                                            NAME:       ELIZABETH C. HAMMER
                                            TITLE:      VICE PRESIDENT

                                    EXHIBIT 6

                             CONSENT OF THE TRUSTEE

            Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by FRESENIUS MEDICAL CARE CAPITAL TRUST V of its EURO TRUST PREFERRED SECURITIES, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                            STATE STREET BANK AND TRUST COMPANY


                                            By:  /s/ Elizabeth C. Hammer
                                                -----------------------
                                            NAME:       ELIZABETH C. HAMMER
                                            TITLE:      VICE PRESIDENT

DATED:  August 1, 2001

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business March 31, 2001 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).

                                                                                                                        Thousands of
                             ASSETS                                                                                      Dollars

                              Cash and balances due from depository institutions:

                                          Noninterest-bearing balances and currency and coin ........................        897,105
                                          Interest-bearing balances .................................................     17,983,011
                              Securities ............................................................................     16,720,906
                              Federal funds sold and securities purchased
                                          under agreements to resell in domestic offices
                                          of the bank and its Edge subsidiary .......................................     15,060,119
                              Loans and lease financing receivables:
                                          Loans and leases, net of unearned income ......................      6,262,440
                                          Allowance for loan and lease losses ...........................         57,674
                                          Allocated transfer risk reserve ...............................              0
                                          Loans and leases, net of unearned income and allowances ...................     6,204,766
                              Assets held in trading accounts .......................................................      3,067,581
                              Premises and fixed assets .............................................................        570,144
                              Other real estate owned ...............................................................              0
                              Investments in unconsolidated subsidiaries ............................................         22,733
                              Customers' liability to this bank on acceptances outstanding ..........................        167,024
                              Intangible assets .....................................................................        456,769
                              Other assets ..........................................................................      1,512,531
                                                                                                                          ----------

                              Total assets ..........................................................................     62,662,689
                                                                                                                          ----------

                              LIABILITIES
                              Deposits:

                                          In domestic offices .......................................................     12,418,125
                                                      Noninterest-bearing ...............................      7,272,865
                                                      Interest-bearing ..................................      5,145,260
                                          In foreign offices and Edge subsidiary ....................................     25,631,712
                                                      Noninterest-bearing ...............................         96,103
                                                      Interest-bearing ..................................     25,535,609
                              Federal funds purchased and securities sold under
                                          agreements to repurchase in domestic offices of
                                          the bank and of its Edge subsidiary .......................................     16,541,928
                              Demand notes issued to the U.S. Treasury ..............................................              0
                              Trading liabilities ...................................................................      2,336,011
                              Other borrowed money ..................................................................        184,267
                              Subordinated notes and debentures .....................................................              0
                              Bank's liability on acceptances executed and outstanding ..............................        167,024
                              Other liabilities .....................................................................      1,566,844

                              Total liabilities .....................................................................     58,845,911
                                                                                                                          ----------
                              Minority interest in consolidated subsidiaries ........................................         49,273

                              EQUITY CAPITAL

                              Perpetual preferred stock and related surplus .........................................              0
                              Common stock ..........................................................................         29,931
                              Surplus ...............................................................................        567,089
                              Retained Earnings .....................................................................      3,140,648
                                               Accumulated other comprehensive income ...............................         29,837
                              Other equity capital components .......................................................              0
                              Undivided profits and capital reserves/Net unrealized holding gains (losses) ..........              0
                                               Net unrealized holding gains (losses) on available-for-sale securities              0
                              Cumulative foreign currency translation adjustments ...................................              0
                              Total equity capital ..................................................................      3,767,505
                                                                                                                          ----------

                              Total liabilities, minority interest and equity capital ...............................     62,662,689
                                                                                                                          ----------

I, Frederick P. Baughman, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Frederick P. Baughman

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                           Ronald E. Logue
                                                           David A. Spina
                                                           Truman S. Casner